UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated as of July 30, 2003

Item 12.	Results of Operations and Financial Condition.

On July 30, 2003, Smithfield Foods, Inc. issued a press release commenting on expected earnings for its first quarter of fiscal 2004, ended July 27, 2003, and the proposed Farmland Foods acquisition. A copy of this press release is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: August 5, 2003	/s/ DANIEL G. STEVENS
Daniel G. Stevens Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release issued July 30, 2003.